SouthernSun Small Cap Fund

Investor Shares:  SSSFX

Institutional Shares: SSSIX

SouthernSun U.S. Equity Fund

Institutional Shares: SSEIX

Investor Shares: SSEFX

Class C Shares: SSECX

each a series of Northern Lights Fund Trust

Supplement dated December 31, 2013

to the Prospectus and Statement of Additional Information dated January 29, 2013

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On December 19, 2013, Affiliated Managers Group, Inc. announced that it had reached a definitive agreement to acquire a majority interest in SouthernSun Asset Management, LLC (“SouthernSun”) (the “Acquisition”), the investment adviser to SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund (collectively, the “Funds”), each a series of Northern Lights Fund Trust (the “Trust”).

In connection with the Acquisition, the Board of Trustees of the Trust approved and recommended submitting to each Fund’s shareholders the proposed reorganization of each Fund from a series of the Trust to a series of Managers AMG Funds (the “New Funds”) (each a “Reorganization” and collectively, the “Reorganizations”).  The New Funds have been created to continue the investment operations of the Funds, and will utilize the same core investment process going forward.  The members of the investment team of SouthernSun who currently manage the investments of the respective Fund will manage the New Funds if the Reorganizations are approved.

Managers AMG Funds has filed a proxy statement/prospectus on Form N-14 with the Securities and Exchange Commission in connection with the Reorganizations.  The definitive proxy statement/prospectus, including a copy of the Agreement and Plan of Reorganization, will be sent to shareholders of the Funds to seek their approval of the reorganization of the Funds.  Shareholders of each Fund will vote separately on the Reorganization.  Shareholders are urged to read the definitive proxy statement/prospectus and proxy card when they become available, because they will contain important information about the Reorganizations.

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This Supplement, and the Prospectus and Statement of Additional Information dated January 29, 2013, each provide information that you should know before investing in the Funds and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling Shareholder Services at 1-866-672-3863.

Please retain this Supplement for future reference.